             PENNSYLVANIA POWER & LIGHT COMPANY

           SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN



























                     Amended and Restated
               Effective as of August 31, 1995



                PENNSYLVANIA POWER & LIGHT COMPANY

             SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                   EFFECTIVE JULY 1, 1985


                     TABLE OF CONTENTS


ARTICLE                                       PAGE


   1.  Purpose                                  1


   2.  Definitions                              2


   3.  Eligibility                              9


   4.  Supplemental Executive Retirement
       Benefit                                 11


   5.  Method of Payment                       13


   6.  Death Benefit                           15


   7.  Administration                          16


   8.  Miscellaneous                           17


   9.  Termination or Amendment                19


  10.  Effective Date                          20



             PENNSYLVANIA POWER & LIGHT COMPANY
           SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN


	WHEREAS, Pennsylvania Power & Light Company (the "Company") has adopted the Pennsylvania Power & Light Company Supplemental
Executive Retirement Plan (the "Plan"), effective July 1, 1985, as amended from time to time, for certain of its employees; and
	WHEREAS, the Company desires at this time to amend and restate the Plan;
	NOW, THEREFORE, effective as of August 31, 1995, the Plan is continued, amended and restated as hereinafter set forth:
1. 	Purpose.  The purpose of this Supplemental Executive Retirement
Plan is to provide certain executive officers of the Pennsylvania Power & Light Company additional retirement income so that total retirement income for key officers is competitive with other employers and in order to facilitate early retirement from key positions carrying the most important responsibilities.


2.  Definitions.
	(a)	"Actuarial Equivalent" means having or that which has equal
actuarial value to the Supplemental Executive Retirement
Benefit based on the assumptions and factors described in
Schedule A of the Retirement Plan.
	(b)	"Board" means the Board of Directors of Pennsylvania Power &
Light Company.
	(c)	"Cause" for termination of Participant's employment means
(i) the willful and continued failure by Participant to
substantially perform Participant's duties with the Company
(other than any such failure resulting from Participant's
incapacity due to physical or mental illness) after a
written demand for substantial performance is delivered to
Participant by the Board, which demand specifically
identifies the manner in which the Board believes that
Participant has not substantially performed Participant's
duties, or (ii) the willful engaging by Participant in
conduct which is demonstrably and materially injurious to
the Company, monetarily or otherwise.  For purposes of
clauses (i) and (ii) of this definition, no act, or failure
to act, on Participant's part shall be deemed "willful"
unless done, or omitted to be done, by Participant not in
good faith and without reasonable belief that Participant's
act, or failure to act, was in the best interest of the
Company.  In no event shall the termination of employment of any Participant be deemed to have been for Cause unless a
copy of a resolution duly adopted by the affirmative vote of not less than three quarters (3/4) of the entire membership
of the Board at a meeting of the Board which was called and
held for the purpose of considering such termination (after
reasonable notice to Participant and an opportunity for
Participant, together with Participant's counsel, to be
heard before the Board) that, in the good faith opinion of
the Board, Participant was guilty of conduct set forth in
clauses (i) or (ii) of this definition, and specifying the
particulars thereof in detail, is delivered to the
executive.
	(d)	"Change in Control" - means the occurrence of any one of the following events:  (a) any change in the control of
Resources of a nature that would be required to be reported
in response to Item 1(a) of Form 8-K under the Securities
Exchange Act of 1934, as amended (the "Exchange Act"); (b)
during any period of not more than two consecutive years,
individuals who at the beginning of such period constitute
the Board of Directors of Resources and any new director
(other than a director designated by a Person who has
entered into an agreement with Resources to effect a
transaction described in clause (a), (c) or (d) of this
paragraph) whose election by the Board of Directors of
Resources or nomination for election by the shareowners of
Resources was approved or recommended by a vote of at least
two-thirds (2/3) of the directors then still in office who
either were directors at the beginning of the period or
whose election or nomination for election was previously so
approved or recommended, cease for any reason to constitute
at least a majority thereof; (c) any Person becomes the
beneficial owner, directly or indirectly, of securities of
Resources representing 20% or more of the combined voting
power of Resources' then outstanding securities entitled to
vote generally in the election of directors; (d) the
approval by the  shareowners of Resources of any merger or
consolidation of Resources with any other corporation or a
plan of complete liquidation of Resources or the sale or
other disposition of all or substantially all of the assets
of Resources to any other person or persons unless, after
giving effect thereto, (1) holders of Resources' then
outstanding securities entitled to vote generally in the
election of directors will own a majority of the outstanding stock entitled to vote generally in the election of
directors of the continuing, surviving or transferee
corporation or any parent (within the meaning of Rule 12b-2
under the Exchange Act) thereof and (2) the incumbent
members of the Board of Directors of Resources as con-
stituted immediately prior thereto shall constitute at least a majority of the directors of the continuing, surviving or
transferee corporation and any parent thereof; or (e) the
Board of Directors of Resources adopts a resolution to the
effect that a "Change in Control" has occurred or is
anticipated to occur.
	(e)	"Company" means Pennsylvania Power & Light Company.
	(f)	"Early Retirement Reduction Factor" means for Participants
between the ages of 50 and 60 the percentage that appears adjacent to his age below:


           Age at Benefit       Percentage
            Commencement        Applicable

                60               100%
                59                95%
                58                90%
                57                85%
                56                80%
                55                75%
                54                70%
                53                65%
                52                60%
                51                55%
                50                50%

	(g)	"EBPB" means the Employee Benefit Plan Board, the members
of which are appointed by the Board.
	(h)	"Officers Deferred Compensation Plan" means the
Pennsylvania Power & Light Company Officers Deferred
Compensation Plan, as amended from time to time .
	(i)		"Participant" means an eligible officer of the Company
entitled to receive benefits under this Plan.
	(j)		"Person" shall have the meaning given in Section 3(a)(9)
of the Exchange Act, as modified and used in Sections 13(d)
and 14(d) thereof; however, a Person shall not include (i)
Resources or any of its subsidiaries, (ii) a trustee or
other fiduciary holding securities under an employee
benefit plan of Resources or any of its subsidiaries, (iii)
an underwriter temporarily holding securities pursuant to
an offering of such securities, or (iv) a corporation
owned, directly or indirectly, by the shareowners of
Resources in substantially the same proportions as their
ownership of stock of Resources.
	(k)	"Plan" means this Supplemental Executive Retirement Plan,
as amended from time to time.


	(l)		"Prior Plan" means any defined benefit plan, as defined
in Section 3(35) of the Employee Retirement Income Security
Act of 1974, as amended, which at any time satisfies the
applicable requirements of Section 401(a) of the Internal
Revenue Code of 1986, as amended, provided that (i) such
plan has a sponsor other than the Company, and (ii)
Participant was a participant in such plan prior to
employment with the Company.
	(m)	"Projected Years of Service" means the number of full or
partial twelve-month periods beginning on the date on which
Participant attains the age of 30 and ending on the date
Participant has his final Hour of Service under the
Retirement Plan.
	(n)	"Resources" shall mean PP&L Resources, Inc.
	(o)	"Retirement Plan" means the Retirement Plan of Pennsylvania
Power & Light Company, as amended from time to time.
	(p)	"SERB" means the Supplemental Executive Retirement Benefit
payable under this Plan calculated under paragraph 4.
	(q)	"Supplemental Final Average Earnings" means the following:
		(1)	Participant's Final Average Earnings as determined under
the Retirement Plan except
			(A)	using Cash Compensation (as defined by the Officers
Deferred Compensation Plan) instead of Monthly Rate of
Earnings (as defined by the Retirement Plan) and
			(B)	increasing the amount of Cash Compensation for each
month by the value of
				(i)	any Awards (including any dividends distributed on
Restricted Stock during the Restriction Period)
granted to Participant under the Incentive
Compensation Plan attributable to such month, and
				(ii)	any cash grants awarded to Participant pursuant to
the executive incentive awards program initially
approved by the Board on October 25, 1989.  For the
purposes of determining the amount by which Cash
Compensation is increased, the EBPB will determine
					(I)	the value of any Award under the Incentive
Compensation Plan as of the Award's Date of Grant
(as defined by the Incentive Compensation Plan)
and prorate such value over the year for which
the Award was granted;
					(II)	the amount of any dividends distributed on
Restricted Stock during the Restriction Period and
prorate such amount over the period for which such
dividends are paid; and
					(III)	the amount of any cash grant awarded under the
executive incentive awards program and prorate
such amount over the year for which the award was
granted.
	(r)		"Years of Service" means the number of full and partial
years used to calculate Participant's accrued benefit under
the Retirement Plan beginning at the Participant's age 30.


3.	Eligibility.
	(a)	All officers of the Company who are in positions in Company
Salary Groups I through IV immediately prior to the date of
their termination of employment from the Company (or death
if earlier) shall receive such benefits as they are
entitled to under this Plan.  Notwithstanding the
foregoing, except for the death benefit provided for in
paragraph 6 below, Participant shall have no right to
receive any payment from this Plan and shall have no rights
whatsoever regarding this Plan if  such Participant:
		  (i) 	terminates employment with the Company for any reason
other than total disability, as determined by the EBPB
in its sole discretion, prior to  reaching age 50 and
attaining 10 Years of Service; or
		 (ii) 	is terminated by the Company for Cause.
	(b) 	All officers who are eligible for benefits under subsection
(a) of Paragraph 3 of the Plan and who are entitled to annual benefits of at least $44,000 in the aggregate from all Company-sponsored pension, profit-sharing, savings or deferred compensation plans, shall terminate their employment with the Company no later than the first day of the month following attainment of age 65, unless the Company requests that employment be extended for up to one year. In such event, Participant must retire at the end of the extension, unless the Company requests additional extensions, at the end of which Participant must retire.
Any Participant requested to serve beyond the mandatory retirement date may decline to do so without affecting his benefit status under this Plan or any other Company benefit program. Failure to accept benefits provided for in this Plan shall not affect the requirements of this paragraph.


4.  Supplemental Executive Retirement Benefit.
	(a) 	Subject to paragraph 3(a) hereof, upon termination of
employment from the Company, Participant will be paid a
SERB subject to the terms and conditions of this Plan.  The
SERB for Participant shall be calculated as an annual
amount payable for the life of Participant as follows:
	(b)	the greater of (1) or (2):
		(1)(A) 	2.7% of Participant's Supplemental Final Average
Earnings times his Years of Service up to 20, plus
		   (B) 	1.0% of Participant's Supplemental Final Average
Earnings times his Years of Service in excess of 20 but
not more than 30 Years of Service,
				  or
		(2)(A) 	2.7% of Participant's Supplemental Final Average
Earnings times his Projected Years of Service up to 20,
plus
			(B) 	1.0% of Participant's Supplemental Final Average
Earnings times his Projected Years of Service in excess
of 20 but not more than 30 Projected Years of Service,
less
			(C) 	the annual amount payable to Participant from a Prior
Plan,
	(c)	less
		 	the annual amount payable as the maximum primary Social
Security benefit payable to an individual aged 65 in the
year of Participant's retirement whether or not received by
Participant,

	(d)	times

			the applicable Early Retirement Reduction Factor,

	(e)	less
		 	annual amounts provided by the Retirement Plan (but not including any temporary supplemental amounts payable under
Section 5.3(d)(2) of the Retirement Plan) and supplemental
payments under paragraph 7(a) of the Officers Deferred
Compensation Plan.  In the event Participant commences
benefits under this Plan prior to commencing benefits under
the Retirement Plan, deductions will be made under this
subparagraph (e) as if Participant had commenced benefits
under the Retirement Plan at the later of age 55 or
commencement of benefits under this Plan.  The amount of
the deduction will not thereafter be changed upon
Participant's actual commencement of benefits under the
Retirement Plan.
	(f)		Annual amounts provided by the Retirement Plan and para-
graph 7(a) of the Officers Deferred Compensation Plan shall
be calculated as if Participant had chosen a straight life
annuity under such Plan.
	(g) 	The annual amount payable to Participant from a Prior Plan
as described in paragraph 4(b)(2)(C) above shall be calculated as if the Participant commenced benefits from the Prior Plan at the time benefits commence under this Plan. The benefit payable under this Plan shall not be adjusted upon actual commencement of benefits from any Prior Plan.


5. 	Method of Payment.
	(a) 	For a Participant who is eligible to receive benefits
under the Retirement Plan and who elects to receive such
benefits at the time SERB payments begin, SERB payments
shall be made in accordance with all the terms and
conditions applicable to Participant's benefits under the
Retirement Plan, including any optional form of payment
he may have elected, provided, however, if any monthly
payment would be one hundred dollars ($100) or less, the
EBPB, in its discretion, may elect to make such payments
in such installments as the EBPB may determine or in a
single sum payment.
	(b) 	In the event that a Participant's benefits under the
Retirement Plan are subject in whole or in part to a
qualified domestic relations order, SERB payments shall
be calculated and paid without regard to such order.
	(c)		For a Participant who is not eligible to receive benefits
under the Retirement Plan or who has elected not to
receive such benefits under the Retirement Plan at the
time SERB payments begin, the Participant may elect one
of the following Actuarial Equivalent forms of benefit:
		(1)	a single life annuity with equal monthly installments
payable to the Participant for his lifetime; or
		(2)	a joint and survivor annuity with the Participant's
designated beneficiary, payable in monthly installments
to the Participant for his lifetime and with a specified
percentage of the amount of such monthly installment
payable after the death of the Participant to the
designated beneficiary of such Participant, if then
living, for the life of such designated beneficiary; or
		(3)	a single life annuity payable in equal monthly
installments to the Participant for his lifetime, with
60, 120 or 180 monthly payments guaranteed.
	(d) 	A Participant described in Section (c) above may elect a
form of benefit hereunder by filing written notice with the EBPB at anytime prior to the first day of the calendar month for which a SERB is first payable to Participant. If a Participant fails to elect a form of benefit, the benefit shall be paid in the form of a single-life annuity if the Participant does not have a spouse on the date of benefit commencement and in the form of a 50% joint and survivor annuity with Participant's spouse as the beneficiary if the Participant has a spouse on the date of benefit commencement.


6. 	Death Benefit.  If a pre-retirement spouse's annuity is payable under the Retirement Plan on account of Participant's death, the Participant's surviving spouse will be paid a supplemental spouse's annuity based on the SERB and made in accordance with all the terms and conditions applicable to such pre-retirement spouse's annuities under the Retirement Plan.


7.	Administration.  The EBPB shall have the discretionary
authority and final right to interpret, construe and make benefit determinations (including eligibility and amount) under the Plan. The decisions of the EBPB are final and conclusive for all purposes. If one or more members of the EBPB are disqualified by personal interest from taking part in a particular decision, the remaining member or members of the EBPB (although less than a quorum) shall have full authority to act on the matter.


8.  Miscellaneous.
	(a) 	If any person to receive payment is a minor, or is
deemed by the EBPB or is adjudged to be legally incompe-
tent, the payments shall be made to the duly appointed
guardian or committee of such minor or incompetent, or
they may be made to such person or persons who the EBPB
believes are caring for or supporting such minor or
incompetent.
	(b) 	All payments to persons entitled to benefits under this
Plan shall be made to such persons and shall not be
grantable, transferable or otherwise assignable in
anticipation of payment thereof, in whole or in part, by
the voluntary or involuntary acts of any such persons,
or by operation of law, and shall not be liable or taken
for any obligation of such person.  The Company will
observe the terms of the Plan unless and until ordered
to do otherwise by a state or Federal court.  As a con-
dition of participation, Participant agrees to hold the
Company harmless from any claim that arises out of the
Company's obeying any such order whether such order
effects a judgment of such court or is issued to enforce
a judgment or order of another court.
	(c) 	Nothing in this Plan shall confer any right on any Par-
ticipant to continue in the Company's employ or to
receive compensation, nor shall anything in this Plan
affect in any way the right of the Company to terminate
any Participant's employment at any time.
	(d) 	The expenses of administration hereunder shall be borne
by the Company.
	(e)	This Plan shall be construed, administered and enforced
according to the laws of the Commonwealth of Pennsylvania.
	(f)	All payments from this Plan shall be made from the general
assets of the Company.  This Plan shall not require the
Company to set aside, segregate, earmark, pay into trust or
special account or otherwise restrict the use of its assets
in the operation of the business.  Participant shall have no greater right or status than as an unsecured creditor of the
Company with respect to any amounts owed to Participant
hereunder.
	(g)	The masculine pronoun shall be deemed to include the
feminine and the singular to include the plural unless a different meaning is plainly required by the context.


9. 	Termination or Amendment.  The Board may, in its sole
discretion, terminate and amend this Plan from time to time provided, however, that the Plan may not be terminated or amended to the prejudice or detriment of any Participant during the three (3) year period immediately following a Change in Control (or, if later, thirty six (36) months from the consummation of the transaction giving rise to the Change in Control). Without limiting the generality of the foregoing, the proviso of the preceding sentence shall not, at any time or in any event, be amended or deleted. Subject to the foregoing, the EBPB may make such amendments to the Plan as it deems necessary or desirable except those amendments which substantially increase the cost of the Plan to the Company or significantly alter the benefit design or eligibility requirements of the Plan. No termination or amendment shall (without Participant's consent) alter Participant's right to monthly payments which have commenced prior to the effective date of such termination or amendment. Prior to a Change in Control, the Board specifically reserves the right to terminate or amend this Plan to eliminate the right of any Participant to receive payment hereunder prior to the time when payments are in pay status under this Plan. Notwithstanding the foregoing, if the Company is liquidated, the EBPB shall cause the amounts due hereunder to be paid in one or more installments or upon such other terms and conditions and at such other time as the EBPB determines to be just and equitable, but in no event later than the time such amounts would otherwise have been paid.


10. 	Effective Date.  The original effective date of this Plan is
July 1, 1985.  The effective date of this amended and restated
Plan is August 31, 1995, the date of its approval by the Board.
	Executed this 22nd day of September, 1995.

                           PENNSYLVANIA POWER & LIGHT COMPANY



                           By:    /s/ John M. Chappelear
                                   John M. Chappelear
                                   Vice President-Investments &
                                   Pensions















	08/31/95